Approval of Powers of Attorney

RESOLVED, that the Board hereby approves and authorizes the use of the Powers of Attorney executed by the Board and certain Officers of the Funds appointing Danielle Sieverling and Jeremy Sperlazza as attorneys-in-fact for the purpose of signing and filing on behalf of the Trust’s and Corporation’s registration statements and any amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940 with the SEC, and the attorneys-in-fact are hereby authorized to act in accordance with such Powers of Attorney for the purposes described in the Powers of Attorney.

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Mark Rose, the undersigned Trustee of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 8, 2021

/s/ Mark Rose

Mark Rose
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Peter J. Tonetti, the undersigned Trustee of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 8, 2021

/s/ Peter J. Tonetti

Peter J. Tonetti
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, James F. Perna, the undersigned Trustee and Chairman of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee and Chairman of the Board of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 8, 2021

/s/ James F. Perna

James F. Perna
Trustee and Chairman of the Board

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Amy M. DiMauro, the undersigned Treasurer of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Treasurer of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 8, 2021

/s/ Amy D. DiMauro

Amy D. DiMauro
Treasurer (Principal Financial Officer)

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Sheldon C. Petersen, the undersigned Trustee of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 8, 2021

/s/ Sheldon C. Petersen

Sheldon C. Petersen
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Kenneth R. Meyer, the undersigned Trustee of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 8, 2021

/s/ Kenneth R. Meyer

Kenneth R. Meyer
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Mark D. Santero, the undersigned Trustee, President and Chief Executive Officer of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee, President and Chief Executive Officer of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 8, 2021

/s/ Mark D. Santero

Mark D. Santero
Trustee, President and Chief Executive Officer

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Julie H. Dellinger, the undersigned Trustee of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 8, 2021

/s/ Julie H. Dellinger

Julie H. Dellinger
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Douglas W. Johnson, the undersigned Trustee of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  Douglas W. Johnson, 2021

/s/ Douglas W. Johnson

Douglas W. Johnson
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Anthony M. Marinello, the undersigned Trustee of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 8, 2021

/s/ Anthony M. Marinello

Anthony M. Marinello
Trustee

HOMESTEAD FUNDS TRUST

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Judith H. McKinney, the undersigned Trustee of the Board of Homestead Funds Trust (the “Trust”), a Massachusetts business trust, hereby constitute and appoint Danielle Sieverling and Jeremy Sperlazza, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Trustee of the Trust, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (333-229995) and the Investment Company Act of 1940 (811-23429), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  June 8, 2021

/s/ Judith H. McKinney

Judith H. McKinney
Trustee